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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      June 7, 2004

ARCHSTONE-SMITH TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

                 1-16755                                                     84-1592064
 -------------------------------------------------           ------------------------------------------
         (Commission File Number)                             (I.R.S. Employer Identification No.)

 9200 E. Panorama Circle, Suite 400, Englewood, CO                             80112
 --------------------------------------------------          ------------------------------------------
     (Address of Principal Executive Offices)                               (Zip Code)

(303) 708-5959
(Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.
         None.

(b)      Pro Forma Financial Statements
         None.

(c)      Exhibits
         Exhibit 99.1 Presentation Materials, including notes

ITEM 9. REGULATION FD DISCLOSURE

          The Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Archstone-Smith will present to current and prospective investors and analysts who may be interested in Archstone-Smith and its business. Archstone-Smith first presented this information to these persons on June 7, 2004. Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the securities act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. 2.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

BY: /S/ CHARLES E. MUELLER, JR.
Charles E. Mueller, Jr. Executive Vice President and
Chief Financial Officer (Principal Financial Officer)

Date: June 7, 2004

Archstone-Smith

Safe harbor language

In addition to historical information, this presentation contains forward-looking statements and information under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith operates, management’s beliefs and assumptions made by management. While Archstone-Smith management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See “Risk Factors” in Archstone-Smith’s 2003 Annual Report on Form 10-K for factors which could affect Archstone-Smith’s future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Archstone-Smith profile

          Apartment communities (1)...................                   250
          Apartment units (1).........................                88,000
          Equity market capitalization................         $ 6.5 billion
          Total market capitalization.................         $10.6 billion
          Forbes 200 Global Ranking...................                   956
          Top apartment company in Fortune's Most
          Admired Companies List

     (1) Includes operating units, units under construction, and units the Company has a direct ownership in as of March 31, 2004.

Archstone-Smith
  Deep and experienced management team

         R. Scot Sellers            Chairman and Chief Executive Officer                23 years of Industry Experience
         J. Lindsay Freeman         Chief Operating Officer                             34 years of Industry Experience
         Charles E. Mueller, Jr.    Chief Financial Officer                             10 years of Industry Experience
         Dana K. Hamilton           Executive Vice President - National Operations      10 years of Industry Experience
         Caroline Brower            Secretary and General Counsel                       22 years of Industry Experience
         James Rosenberg            President - Charles E. Smith Residential            21 years of Industry Experience
         Alfred G. Neely            Chief Development Officer                           33 years of Industry Experience
         Daniel E. Amedro           Chief Information Officer                           30 years of Industry Experience

Building the dominant operating platform
  Operations and technology are the keys to sustainable competitive advantage

         LRO
         Unified brand promises
         Safe Rent
         Web-based community management
         Online leasing
         Core processes and training
         Resident-only websites
         Part-time staffing and commission-based sales

Very favorable demographic trends
  Principal rental age group will begin to increase significantly

Ages 20-29

           [The following table was depicted as a bar chart in the presentation. The figures for each year represent the U.S. population ages 20-29 (in millions).]

                   1986      1987     1988    1989     1990     1991     1992    1993    1994     1995      1996
                   ----      ----     ----    ----     ----     ----     ----    ----    ----     ----      ----
         20-29    42.637    42.049   41.394  40.818   40.371   39.869   39.187  38.355  37.496   36.887    36.441

                   1997     1998     1999     2000     2001     2002     2003    2004    2005     2006      2007
                   ----     ----     ----     ----     ----     ----     ----    ----    ----     ----      ----
                  36.308   36.253   36.235   36.33    36.387   36.775   37.339  37.884  38.459   39.075    39.544

                   2008     2009     2010     2011     2012     2013     2014
                  ------    ----     ----     ----     ----     ----     ----
                  40.028   40.504   40.947   41.415   41.773   42.036   42.321

          Source: American Council of Life Insurers

Irreplaceable Portfolio
  Concentrated in Protected Markets

           [The following information was depicted on a United States map]

         Washington DC Area..................                   40.0%
         Southern California.................                   16.0%
         San Francisco Bay Area..............                    9.0%
         Chicago.............................                    7.0%
         Southeast Florida...................                    6.0%
         Boston..............................                    5.0%
         Seattle.............................                    3.0%
         Greater NYC Metro Area..............                    3.0%

          Based on net operating income for the three months ended March 31, 2004.

Buying vs. renting in protected markets
  Difference between monthly PITI and ASN rent

[The following table was depicted as a bar chart in the presentation.]

                                                              Monthly PITI(1)          ASN monthly rent(2)
Connecticut Heights, Washington DC 20008                          $4,549                     $1,190
ASN La Jolla, San Diego, CA 92037                                 $5,466                     $1,413
Redwood Shores, San Francisco, CA 94065                           $3,907                     $1,374
One Superior Place, Chicago, IL 60611                             $2,331                     $1,484
New River Village, Southeast Florida 33301                        $2,691                     $1,513
ASN Canton, Boston, MA 02021                                      $2,508                     $1,545
Redmond hill, Seattle, WA 98052                                   $1,749                      $805
The Park Hudson, New York City 10023                              $4,480                     $2,536

        (1) Based on zip code median home prices. Assumes a 6.25% interest rate with 10% down, 0.35% for homeowner’s insurance, 2.0% for real estate taxes, 0.52% for mortgage insurance and net of income tax benefit of 25%.

         (2) Represents ASN's potential effective rents in April 2004.

Protected markets offer stability
  Lowest occupancy levels 1983 - 2004 (1)

[The following information was depicted as a bar chart in the presentation]

         Protected
         Bay Area 94.7%
         Boston            94.5%
         Washington DC     94.5%
         LA County         93.8%
         San Diego         92.5%

[The following information was depicted as a bar chart in the presentation]

         Non-Protected
         Atlanta           88.7%
         Denver            87.1%
         Phoenix           84.3%
         Dallas            83.5%
         Houston           81.6%

         (1)  Source: REIS Data

Single-family homeownership rates – last 5 years
  Significantly lower in Archstone-Smith's core markets

[The following table was depicted as a line graph in the presentation. The figures for each quarter represent the percentage of homeownership.]

ASN Core Markets
  Q197   58.8%
  Q297   58.9%
  Q397   59.0%
  Q497   59.2%
  1Q98   59.2%
  2Q98   59.3%
  3Q98   59.3%
  4Q98   59.3%
  1Q99   59.3%
  2Q99   59.3%
  3Q99   59.4%
  4Q99   59.5%
  1Q00   59.7%
  2Q00   60.0%
  3Q00   60.3%
  4Q00   60.8%
  1Q01   61.2%
  2Q01   61.6%
  3Q01   61.8%
  4Q01   61.9%
  1Q02   61.8%
  2Q02   61.3%
  3Q02   60.5%
  4Q02   59.2%
National
  Q197   65.5%
  Q297   65.8%
  Q397   65.5%
  Q497   65.7%
  1Q98   66.0%
  2Q98   66.1%
  3Q98   65.8%
  4Q98   66.5%
  1Q99   66.8%
  2Q99   66.7%
  3Q99   66.4%
  4Q99   66.9%
  1Q00   67.2%
  2Q00   67.3%
  3Q00   67.0%
  4Q00   67.5%
  1Q01   67.6%
  2Q01   67.9%
  3Q01   67.5%
  4Q01   68.0%
  1Q02   67.9%
  2Q02   67.8%
  3Q02   67.4%
  4Q02   68.3%

Source: Bureau of Census

Development pipeline provides external growth
  Significantly embedded value creation in pipeline

                                              Total Expected          Estimated Future Value
                                              Investment at                Creation (2)
                                                3/31/04 (1)

Under construction                               $609,088                    $304,544
In Planning                                      $482,113                    $241,057
Total                                           $1,091,201                   $545,601

        (1) Excludes Ameriton properties under construction and in planning.
        (2) Represents a hypothetical 275 bp spread between stabilized yields and current capitalization rates.

Archstone-Smith
  Strong balance sheet and financial flexibility

    o     Strong investment grade ratings
            - S&P                 BBB+
            - Moody's             Baa1
            - Fitch               BBB+
    o     Low leverage: 43% debt to undepreciated book capitalization
    o     Over $500 million of liquidity as of today
    o     Ongoing commitment to active capital recycling program

                All data as of March 31, 2004, except where noted otherwise

Stable and growing dividend

           [The following information was depicted as a line graph in the presentation]

         Common share dividend per share in 1991:                      $0.64
         Common share dividend per share in 1992:                      $0.70
         Common share dividend per share in 1993:                      $0.82
         Common share dividend per share in 1994:                      $1.00
         Common share dividend per share in 1995:                      $1.15
         Common share dividend per share in 1996:                      $1.24
         Common share dividend per share in 1997:                      $1.30
         Common share dividend per share in 1998:                      $1.39
         Common share dividend per share in 1999:                      $1.48
         Common share dividend per share in 2000:                      $1.54
         Common share dividend per share in 2001:                      $1.64
         Common share dividend per share in 2002:                      $1.70
         Common share dividend per share in 2003:                      $1.71
         Common share dividend per share in 2004:                      $1.72

        o     Provides current income
        o     Current yield: 5.9%
        o     13 consecutive years of dividend increases
        o     115 consecutive quarterly dividends paid
        o     169% increase in dividends since 1991

Total shareholder returns

            January 1, 2002 - May 31, 2004

            [The following information was depicted as a bar chart in the presentation]

                 ASN                                         30.2%
                 Bloomberg Apt. Index                        23.6%
                 Dow Jones Industrial                        7.2%
                 Dow Jones Utilities                         4.1%
                 NASDAQ                                      3.0%
                 S&P 500                                     1.7%